EXHIBIT 10.25








              BILL OF SALE AND SEVERANCE AGREEMENT


                            between


                    PANDA-BRANDYWINE, L.P.,

                           as Seller


                              and


                      FLEET NATIONAL BANK,
                       as Owner Trustee,

                           as Buyer,



                     ______________________

                             Dated

                       December 30, 1996
                     ______________________








          THIS BILL OF SALE AND SEVERANCE AGREEMENT, dated December 30, 1996, between PANDA-BRANDYWINE, L.P., a Delaware limited partnership ("Seller"), and FLEET NATIONAL BANK (formerly known as Shawmut Bank Connecticut, National Association), not in its individual capacity but solely as Owner Trustee under the Trust Agreement referred to below (the "Owner Trustee" or "Buyer").


                           RECITALS:

          A. Seller, Panda Brandywine Corporation and General Electric Capital Corporation ("GE Capital") entered into the Construction Loan Agreement and Lease Commitment, dated as of March 30, 1995 (as amended, supplemented or otherwise modified from time to time, the "Construction Loan Agreement"), pursuant to which GE Capital provided, among other things, construction financing for the Facility (as defined below).

          B. GE Capital, as owner participant (in such capacity, the "Owner Participant") and the Owner Trustee entered into the Amended and Restated Trust Agreement, dated as of December 18, 1996 (as amended, supplemented or otherwise modified from time to time, the "Trust Agreement") pursuant to which the Owner Trustee agrees to act as Owner Trustee for the benefit of the Owner Participant and agrees to hold all right, title and interest in and to the Trust Estate (as defined therein) for the use and benefit of the Owner Participant.

          C. The Owner Participant has elected to fund the Facility Lease with non-recourse indebtedness as a leveraged lease pursuant to Section 5.8 of the Construction Loan Agreement and, in connection therewith, on the date hereof pursuant to the Participation Agreement (the "Participation Agreement") dated as of December 18, 1996 among the Seller, the General Partner, GE Capital in its individual capacity and as Owner Participant, Fleet National Bank in its capacity as Owner Trustee and Security Agent, First Security Bank, National Association not in its individual capacity but solely as Indenture Trustee, Credit Suisse, in its capacity as Administrative Agent, and the other entities listed on Schedule I thereto, as Loan Participants (the "Loan Participants") (i) each Loan Participant will participate in the debt financing of a portion of the Owner Trustee's payment of the Purchase Price of the Facility, (ii) the Owner Participant will participate in the Owner Trustee's payment of the Purchase Price by making an equity investment in the Owner Trustee, (iii) the Seller has directed that the Purchase Price for the Facility be paid to GE Capital as repayment for the loans made by it under the Construction Loan Agreement and (iv) the Construction Loan Agreement is being terminated.

          D. Seller desires to sell, and Buyer desires to purchase, the Assets (as defined below) and certain other assets, for the Purchase Price.

          E. Seller desires to lease the Facility from the Buyer pursuant to the Facility Lease and the other Lease Documents.

          F. Seller and Buyer desire to set forth their agreement and understanding as to the character of the Assets and the relationship of the Assets to the land on which the Assets are located.

          All capitalized terms used herein and not otherwise defined have the meanings ascribed to them in Annex A to the Participation Agreement.


                           AGREEMENT:

          NOW, THEREFORE, in consideration of the premises, of the Purchase Price paid by Buyer to Seller, and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


          SECTION 1.  SALE OF ASSETS

          Seller does hereby BARGAIN, SELL, ASSIGN AND TRANSFER unto Buyer (for the benefit of the Owner Participant), its successors and assigns, all its estate, right, title and interest in and to (A) the property described under the heading "Description of Facility" in Schedule I hereto (such property being hereinafter called the "Facility"), which on the date hereof is located on the site described in Schedule II hereto (the "Site") and the easements described in Schedule III hereto (collectively, the "Easements"), which Site is owned and which Easements are held by Seller, leased to the Buyer pursuant to an Amended and Restated Site Lease and subleased back to the Seller pursuant to an Amended and Restated Site Sublease, each dated as of December 18, 1996, a memorandum of each of which is recorded in the Registry of Deeds, (B) all other assets incorporated in the Facility in the performance of the covenants under Section 7 of the Facility Lease, and (C) all assets included or incorporated in the Facility title to which shall vest in Buyer pursuant to the Facility Lease;

          TO HAVE AND TO HOLD the same unto Buyer (for the benefit of the Owner Participant), its successors and assigns, FOREVER. All assets described in the preceding sentence are referred to herein as the "Assets".


          SECTION 2.  WARRANTY OF TITLE

          Seller hereby (A) warrants that (1) it is the true and lawful owner of the Facility, (2) it has the legal right to sell the Facility, (3) it has good and marketable title to the Facility, (4) its title to the Facility is free and clear of all Liens of every kind whatsoever, except Permitted Liens, and (5) good, marketable and indefeasible title to the Facility is hereby conveyed to the Buyer free and clear of all Liens except Permitted Liens and (B) binds itself, its successors and assigns, to warrant and forever defend such title unto Buyer, its successors and assigns, against every Person whomsoever claiming the same or any part thereof by, through or under Seller.


          SECTION 3.  SEVERANCE OF THE ASSETS
                      FROM THE SITE

          The parties hereto understand and agree that it is the intention of the parties that the Assets and each portion thereof, whether now or hereafter at any time located on the Site or the Easements be severed, and the parties understand and agree that the Assets and each portion thereof, whether now or hereafter at any time located on the Site or the Easements, are severed, and shall be and remain severed, from the Site and the Easements even if physically attached, are and shall remain personal property, and are not fixtures or an accession to the Site and the Easements, the title thereto being separate and distinct from the title to the Site and the Easements, and shall be treated as personal property with respect to the rights of all Persons whatsoever and for all purposes of the Participation Agreement, the Facility Lease, the Site Lease, the Site Sublease, the Security Agreement, the Indenture and the Deed of Trust and Security Agreement, and title to the Facility shall not, except as specifically contemplated by the Transaction Documents, be affected in any way by any instrument dealing with the Site or any part thereof.


          SECTION 4.  ASSIGNMENT OF WARRANTIES

          Seller hereby bargains, sells, assigns, transfers and sets over to and for the benefit of Buyer all right, title and interest of Seller in, to and under any and all contracts to which Seller is a party relating to the design, manufacture, construction, installation or testing of the Facility (the "Facility Contracts") including, without limitation, all claims for damages arising under the representations, indemnities, warranties, guarantees and agreements made to or for the benefit of Seller by the parties (other than Seller) to the Facility Contracts (other than Seller, the "Facility Contractors"), and the right to compel performance of the terms of the Facility Contracts, provided that Seller may exercise its rights thereunder so long as no Reimbursement Event of Default or Lease Event of Default shall have occurred and be continuing; and provided, further that (a) Seller shall at all times remain liable to the Facility Contractors under the respective Facility Contracts to perform all the duties and obligations of Seller thereunder as if this assignment had not been executed, (b) Buyer shall not be liable for any of the obligations or duties of Seller under the Facility Contracts, nor shall this assignment give rise to any duties or obligations whatsoever on the part of Buyer owing to any of the Facility Contractors and (c) Buyer shall not be obligated to make any payment or to make any inquiry as to the sufficiency of any payment received by any Facility Contractor or to present or file any claim or to take any other action to collect or enforce any claim under any Facility Contract. Seller agrees to preserve and protect Buyer's rights under any warranty, covenant or representation made by each Facility Contractor with respect to the Facility, and Seller warrants that Seller will not take any action which will impair such rights of Buyer, and covenants to act solely in compliance with any restrictions and requirements prerequisite to the continued existence, enforcement, validity and maintenance of any warranty, covenant or representation made by the Facility Contractors in connection with the Facility Contractors.


          SECTION 5.  GOVERNING LAW

          THIS BILL OF SALE AND SEVERANCE AGREEMENT SHALL BE
GOVERNED BY AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF MARYLAND.


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Bill of Sale and Severance Agreement as of the day and year first above written.


                              PANDA-BRANDYWINE, L.P.


                              By:  PANDA BRANDYWINE CORPORATION,
                                     its General Partner


                              By:  /s/ William C. Nordlund
                                   Title:  Senior Vice President


                              FLEET NATIONAL BANK, not in its
                                individual capacity, but solely
                                as Owner Trustee


                              By:  /s/ William C. Nordlund
                                   Title:  Senior Vice President



                                                    Schedule I
                                                     to the
                                                     Bill of Sale



                    DESCRIPTION OF FACILITY

          The Brandywine facility is a 230 megawatt natural gas-fired qualifying cogeneration facility and a distilled water facility to be located in Brandywine, Maryland. This facility will include, but not be limited to, the following equipment:

          Steam Generator
          Air Pollution Control Equipment
          Turbine Generator
          Condenser
          Cooling Tower
          Distributed Control System
          Instrumentation
          Switchyard
          Fuel Handling
          Fans
          Feedwater Pumps
          Circulation Pumps
          Fire Protection
          Demineralizer
          Piping and Valves
          Electrical and Wiring
          Concrete
          Insulation
          Buildings
          Distilled Water Facility (as described on Schedule
          I-1 hereto)



                                                 Schedule I cont.
                                                    to the
                                                    Bill of Sale


              DISTILLED WATER FACILITY DESCRIPTION


          The Distilled Water facility is located in Prince
George's County, Maryland. This facility consists of, but is not limited to, the following:

     Part I

Piperacks and miscellaneous supports (including grating)
Packaged distilled water system
Distilled water storage tank - 220,000 gallons
Truck filling pumps
Sump pumps
12" steam supply from Facility
Piping for Distilled Water Facility systems: circ. water, drains, pump suction and discharge, tank, sumps, fire protection, acid, potable water, including safety shower and eye wash station
Electrical equipment including: MCCs, transformer, circuit
     breakers, panels and local control stations
Raceway including conduit, cable tray and fittings
Wire, cable and terminations
Lighting, grounding and miscellaneous systems
Instrumentation
Insulation



     Part II

Structural excavation for foundations
Backfill and placement for foundations
Paving required including subbase and base course
Chain link fence
Drainage pipe
Catch basins
Landscaping - trees and shrubs
Foundations and slabs for building, tank, equipment, sumps,
     piperack and loading/unloading area
Painting
Pre-engineered building - 40'x50'x26' (including doors, HVAC and fire protection)



                                                    Schedule II
                                                    to the
                                                    Bill of Sale



                      DESCRIPTION OF SITE

                       Description of the
               Property of PANDA-BRANDYWINE, L.P.
              (formerly owned by JERRY W. JASPER)
                   Brandywine (11th) District
                Prince George's County, Maryland

     Being a parcel of land hereinafter described, said parcel of land having been acquired by Jerry W. Jasper, surviving joint tenant of Jones D. Jasper, by deed dated May 8, 1973 and recorded among the Land Records of Prince George's County, Maryland in Liber 4222 at Folio 97, said parcel of land being described as follows;

     Beginning for the said parcel of land at a point on the northerly Right of Way line of Cedarville Road (30 feet Right of Way), and the westerly Right of Way line of the Penn-Central Railroad, running thence with the said northerly Right of Way line of Cedarville Road;

1.   South 86 degrees 33' 38" West, 249.52 feet to a point, thence;

2. North 05 degrees 03' 51" East 1, 1,482.70 feet to a point at a common corner of the lands of Jerry W. Jasper, Part of Parcel 'A' Montgomery Ward Brandywine Subdivision as recorded in Plat Book V.U. 157 at Plat No. 41, thence running with the division line between said Jasper and Part of Parcel 'A';

3. North 51 degrees 57' 01" West, 380.94 feet to an iron pipe found at the common corner of Jerry W. Jasper, Part of Parcel 'A', and the lands of Brandywine Auto Sales, Inc., Liber 4530 at Folio 728, thence running with the division line between said Jasper and Brandywine Auto Sales, Inc.;

4. North 14 degrees 49' 35" East, 806.46 feet to an iron pipe found at the common corner of Jerry W. Jasper, Brandywine Auto Sales,
Inc., and the lands of Dee Vee Associates Joint Venture, Liber
6970 at Folio 539, thence running with the division line between said Jasper and Dee Vee Associates Joint Venture;

5. South 38 degrees 00' 02" East, 1,074.65 feet to a stone found at the common corner of Jerry W. Jasper, Dee Vee Associates Joint
Venture, and Lot 32, 'TOWSEN TERRACE" Subdivision, as recorded in
Plat Book 3 as Plat No. 75, thence running with the division line between said Jasper and Lot 32 and Lot 31, "TOWSEN TERRACE";

6. South 10 degrees 52' 16th West, 1,187.98 feet to a point on the said westerly Right of Way line of the Penn-Central Railroad, thence running with said line;

7. South 26 degrees 00' 11" West, 514.98 feet to the point of beginning, containing 1,125,013 square feet or 25.8268 acres of land more or less.



                                                    Schedule II
                                                    to the
                                                    Bill of Sale



                      DESCRIPTION OF SITE

                       Description of the
               Property of PANDA-BRANDYWINE, L.P.
              (formerly owned by W. GORDON GEMENY)
                   Brandywine (11th) District
                Prince George's County, Maryland


     Being a parcel of land hereinafter described, said parcel of land having been acquired by W. Gordon Gemeny by deed dated June 26, 1991 and recorded among the Land Records of Prince George's County, Maryland in Liber 7988 at Folio 424, said parcel of land being described as follows;

     Beginning for the said parcel of land at a point on the westerly Right of Way Line of the Penn-Central Railroad, said point lying on and distant North 26 degree 00' 11" East, 514.98 feet from the northerly Right of Way line of Cedarville Road, thence running with the division line between Lots 31 and 32 of the "TOWSEN TERRACE" Subdivision and the property of Jerry W. Jasper,
Liber 4222 at Folio 97;

1. North 10 degrees 52' 16" East, 1,187.98 feet to a stone fount at the common corner of Lot 32, Towsen Terrace, the Property of Jerry W. Jasper, and the property of Dee Vee Associates Joint
Venture, Liber 6970 at Folio 539, thence running with the division between said Dee Vee Associates Joint Venture and the northerly line of Lot 32, Towsen Terrace;

2. South 74 degrees 05' 26" East, 314.99 feet to a point on the westerly Right of Way line of the Penn-Central Railroad, thence running with said line;

3. South 26 degrees 00' 11" West, 1,202.00 feet to the point of beginning, containing 186,377 square feet or 4.2786 acres of land.



                                                    Schedule II
                                                    to the
                                                    Bill of Sale



                      DESCRIPTION OF SITE

                       Description of the
                             LOT 22
                         TOWSEN TERRACE
                   Brandywine (11th) District
                Prince George's County, Maryland

     Being a parcel of land hereinafter described as Lot 22, and shown on a Plat of Subdivision entitled "TOWSEN TERRACE" as recorded among the Land Records of Prince George's County, Maryland in Plat Book 3 as Plat No. 75, said Lot 22 having been acquired by Donald E. Richards and Evelyn O. Richards, his wife, from Andrew Gemeny and Myrtelle G. Gemeny, his wife, by deed dated August 2, 1954 and recorded among the Land Records of Prince George's County, Maryland in Liber 1756 as Page 11, said Lot 22 being described as follows;

     Beginning for the said Lot 22 at a point of intersection of Cedarville Road, 30 feet wide and formerly called Horse Head
Road, and Indian Head Road 30 feet wide, as shown on the aforementioned plat, running thence with the centerline of Indian
Head Road;

1.   North 49 degrees 02' 00" Est, 384.80 feet to a point, thence;

2. North 52 degrees 54' 00" West, 110.97 feet to a point, thence leaving said Indian Head Road and running with the division lines between said Lot 22 and Lots 23 and 16 of TOWSEN TERRACE
Subdivision;

3.   South 58 degrees 53' 15" East, 120.06 feet to a point, thence;

4. South 31 degrees 06' 45" West, 351.26 feet to a point in the centerline of the aforementioned Cedarville Road, thence running with said centerline;

5. North 82 degrees 21' 00" West, 307.11 feet to the point of beginning, containing 70,131 square feet or 1.16 acres of land more or less.